Exhibit 13.2

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of CCH Holdings Ltd (the “Company”) on Form 20-F for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mhlengi Prevail Mafu, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2026	By:	/s/ Mhlengi Prevail Mafu
	Name:	Mhlengi Prevail Mafu
	Title:	Co-Chief Executive Officer (Principal Executive Officer)